CIMARRONA PURCHASE AGREEMENT

THIS AGREEMENT dated for reference the 26th day of July, 1996

BETWEEN:

            BREENE M. KERR,

AND:

            PETROLEUM PROPERTIES MANAGEMENT COMPANY,

AND:

            GWEN D. SHARP,
AND:

            MARK THOMSON BT.,

AND:

            CHARLES B. ISRAEL,

AND:

            JUSTIN B. ISRAEL,

            (all of the above hereinafter collectively called the "Vendors")

AND:

            SEVEN SEAS PETROLEUM INC., a company incorporated under the laws of the Province of British Columbia with registered offices at 800 - 885 West Georgia Street, Vancouver, British
            Columbia, Canada, V6C 3H1

            (hereinafter called "SSPI")

AND:

            SEVEN SEAS PETROLEUM COLOMBIA INC., a company incorporated under the laws of the Cayman Islands, and having a business address of 1900 Post Oak Boulevard, Suite 960, Houston, Texas, 77056, in the United States of America

            (hereinafter called "SSPC")

                                   - 2 -
AND:

            ROBERT A. HEFNER, III, Businessman, 2121 Kirby Drive
            #65E, Houston, Texas, 77019, in the United States of America

            (hereinafter called "Hefner")

WITNESSES THAT WHEREAS:

A. The following Vendors are the registered and beneficial owners of the following Vendors' Interests in the Company;

====================================================================
   NAME                                    PERCENTAGE INTEREST IN THE
                                                  COMPANY
====================================================================
Breene M. Kerr                                    40.7407
--------------------------------------------------------------------
Petroleum Properties Management                    7.4074
Company
--------------------------------------------------------------------
Gwen D. Sharp                                      7.4074
--------------------------------------------------------------------
Mark Thomson Bt.                                   3.7037
--------------------------------------------------------------------
Charles B. Israel                                  1.8519
--------------------------------------------------------------------
Justin B. Israel                                   1.8519
====================================================================

which collectively forms a total 62.963% membership interest in the Company;

B. The Vendors have agreed to sell and SSPI has agreed to purchase the Vendors' Interests on the terms and conditions detailed herein.

THEREFORE in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto covenant and agree each with the other as follows:

1. INTERPRETATION

1.1 In this Agreement, including the schedules hereto, except as otherwise expressly provided:

      (a) "Agreement" means this agreement, including the preamble and the Schedules hereto, as it may from time to time be supplemented or amended;

      (b) "Association Contracts" means the association contracts between the Company and Empress Colombiana de Petroles S.A. respecting the Properties;

      (c)   "the Company" means Cimarrona Limited Liability Company;

      (d) "Closing" means the completion of the transactions contemplated in this Agreement in accordance with its terms;

      (e) "Closing Certificate" means a closing certificate executed by, or on behalf of, inter alia, the parties to this Agreement;

      (f) "Closing Date" means the date of the closing of the transactions contemplated herein;

      (g)   "Esmeralda" means Esmeralda Limited Liability Company;

      (h) "Esmeralda Agreement" means the agreement of even date between the members of Esmeralda on the one hand, and SSPI, SSPC and Seven Seas Petroleum Holdings Inc. on the other hand, respecting the acquisition by SSPI of the members' interests in Esmeralda;

      (i) "Escrow Agreement" means the escrow agreement in the form attached as Schedule "A" hereto;

      (j) "Final Prospectus" means a final prospectus of SSPI which qualifies INTER ALIA the exchange of the SSPI Special Warrants for the SSPI Shares;

      (k) "Financial Statements" mean the financial statements of the Company attached as Schedule "J" hereto;

      (l) "GHK Agreement" means the agreement of even date between, inter alia, SSPI and Hefner providing for the purchase of all of the shares of GHK Colombia;

      (m)   "GHK Colombia" means GHK Company Colombia Inc.;

      (n) "Indenture" means the special warrant indenture between SSPI and Montreal Trust in the form attached as Schedule "B" hereto;

      (o) "JOA" means that joint operating agreement dated August 1, 1994 respecting the operatorship of the Properties;

      (p) "Liens" means all liens, mortgages, debentures, charges, hypothecations, pledges or other security interests or encumbrances of whatever kind;

      (q) "Management Contract" means that management contract of even date between, inter alia, SSPI and the GHK Company L.L.C.;

      (r) "Material Adverse Effect" means an adverse effect that is, or would be, singly or in the aggregate material;

      (s)   "Montreal Trust" means the Montreal Trust Company of Canada;

      (t) "1933 Act" means the SECURITIES ACT OF 1933 (United States) as amended;

      (u) "Preliminary Prospectus" means a preliminary prospectus of SSPI which qualifies the exchange of the SSPI Special Warrants for the SSPI Shares;

      (v) "Properties" means the Dindal and Rio Seco areas located in the Upper Magdalena Basin of Colombia described in the Association Contracts;

      (w) "Public Record" means, in respect of SSPI, the financial statements, offering memoranda, material change reports, information circulars and press releases and all other documents and information filed or required to be filed with the Ontario Securities Commission or the Alberta Securities Commission on or during the 12 months preceding the date of this Agreement;

      (x) "Registration Rights Agreement" means that registration rights agreement between, inter alia, SSPI and the Vendors, in the form attached as Schedule "K" hereto;

      (y) "SSPI Financial Statements" means the audited, consolidated financial statements of SSPI as at and for the year ended December 31, 1995 and the unaudited, consolidated financial statements of SSPI for the six month period ended June 30, 1996;

      (z) "SSPI Special Warrants" means a total of 7,305,143 special warrants of SSPI to be issued to the Vendors in accordance with the terms of the Indenture;

      (aa) "SSPI Shares" means the common shares of SSPI to be issued upon exercise of the SSPI Special Warrants;

      (ab) "U.S. Person" has the meaning as set out in Regulation S under the 1933 Act;

      (ac) "Vendor's Interest" means the membership interest of each Vendor in the Company and "Vendors' Interests" means collectively the membership interests of all the Vendors in the Company as set out in recital A hereto;

      (ad) "Voting Support Agreement" means the shareholders voting support agreement in the form attached as Schedule "C" hereto;

      (ae) all references in this Agreement to a designated "Section" or other subdivision or to a Schedule are to the designated Section or other subdivision of, or Schedule to, this Agreement;

      (af) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision or Schedule;

      (ag) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof;

      (ah) the singular of any term includes the plural, and vice versa; the use of any term is equally applicable to any gender and, where applicable, a body corporate; the word "or" is not exclusive and the word "including" is not limiting (whether or not non-limiting language, such as "without limitation" or "but not limited to" or words of similar import, is used with reference thereto);

      (ai) in respect of the Company, any accounting term not otherwise defined has the meanings assigned to it in accordance with United States tax basis accounting practices;

      (aj) in respect of SSPI, any accounting term not otherwise defined has the meaning assigned to it in accordance with Canadian generally accepted accounting principles; and

      (ak) where any representation or warranty is made "to the knowledge of" any party, such party will not be liable for a misrepresentation or breach of warranty by reason of the fact, state of facts, or circumstance in respect of which the representation or warranty is given being untrue if such party proves it did not have actual knowledge thereof.

      (al) where any representation or warranty of the Vendors references disclosure to either SSPI or SSPC, disclosure to one is deemed to be disclosure to both.

1.2 The following are the Schedules to this Agreement:

              SCHEDULE          DESCRIPTION

                  A           Escrow Agreement
                  B           Special Warrant Indenture
                  C           Voting Support Agreement
                  D           Outstanding Indebtedness
                  E           Managers of the Company
                  F           Limited Liability Company Agreement
                  G           Surviving Contracts
                  H           Costs Allocation
                  I           U.S. Securities Law Questionnaire
                  J           Financial Statements
                  K           Registration Rights Agreement

2. PURCHASE AND SALE

2.1 Subject to the terms and conditions of this Agreement, each of the Vendors hereby sells and assigns to SSPI, and SSPI hereby purchases from each of the Vendors, his, her or its Vendor's Interest free and clear of any Liens

2.2 SSPI hereby directs each Vendor to transfer his, her or its Vendor's Interest to and into the name of SSPC and SSPC hereby acknowledges its entitlement to and receipt of such Vendor's Interest from each Vendor.

2.3 The Purchase Price payable by SSPI for each Vendor's Interest shall be the SSPI Special Warrants which are hereby issued and tendered to the Vendors in the following amounts:

========================================================================
     NAME                                    NUMBER OF SPECIAL WARRANTS
                                                       OF SSPI
========================================================================
Breene M. Kerr                                        4,726,858
------------------------------------------------------------------------
Petroleum Properties Management Company                 859,428
------------------------------------------------------------------------
Gwen D. Sharp                                           859,428
------------------------------------------------------------------------
Mark Thomson Bt.                                        429,715
------------------------------------------------------------------------
Charles B. Israel                                       214,857
------------------------------------------------------------------------
Justin B. Israel                                        214,857
========================================================================

2.4 Each Vendor hereby directs the SSPI Special Warrants issued and tendered to him, her or it to be delivered to Hefner on his, her or its behalf and Hefner hereby acknowledges receipt of same.

3. AGENT AND ATTORNEY'S WARRANTIES AND REPRESENTATIONS

3.1 Hefner warrants and represents to SSPI, with the intent that SSPI will rely thereon in entering into this Agreement and concluding the purchase and sale contemplated herein, that he is the duly authorized agent and duly appointed attorney of each of the Vendors will full power and authority on their behalf to execute this Agreement and to execute all such other documents and do all such other acts and things on behalf of the Vendors and each of them as is necessary to give full force and effect to this Agreement.

4. VENDORS' WARRANTIES AND REPRESENTATIONS

4.1 Each of the Vendors severally warrants and represents to SSPI, with the intent that SSPI will rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein, that:

      (a) such Vendor is the registered holder and beneficial owner of the Vendor's Interest set opposite the Vendor's name in recital "A" herein, free and clear of all Liens, and the Vendor has no interest, legal or beneficial, direct or indirect, in any shares of, or the assets or business of, the Company other than such Vendor's Interest as set out in recital "A";

      (b) such Vendor has good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title and ownership of the Vendor's Interest as set out in recital "A" to SSPC;

      (c)   the Vendor either:

            (i) is not a U.S. Person and is not acquiring the securities offered hereby for the account or benefit of a U.S. Person; or

            (ii) is a U.S. Person and has completed the questionnaire attached as Schedule "I" hereto and in which case the Vendor represents and warrants to the Purchaser as to the accuracy of all matters set out therein;

      (d) the Vendor is aware that neither SSPI Special Warrants nor the SSPI Shares have been registered under the 1933 Act and may not be offered or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States unless an exemption from such registration requirements is available or registration is not required pursuant to Regulation S under the 1933 Act or registration is otherwise not required under the 1933 Act and that SSPI has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the SSPI Special Warrants or the SSPI Shares;

      (e) if the Vendor is not a U.S. Person, the Vendor is further aware that:

            (i) no offers in respect of the SSPI Special Warrants were made by any person to the Vendor while the Vendor was in the United States;

            (ii) the Vendor was outside the United States at the time of execution and delivery of this Agreement;

            (iii) the certificates representing the SSPI Special Warrants will bear a legend stating that such securities have not been registered under the 1933 Act or the securities laws of any state of the United States and the SSPI Special Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available; and

            (iv) any person who exercises a SSPI Special Warrant will be required to provide to SSPI:

                  (1) written certification that it is not a U.S. Person and the SSPI Special Warrant is not being exercised within the United States or on behalf of a U.S. Person; or

                  (2) a written opinion of counsel to the effect that the SSPI Special Warrants and the SSPI Shares underlying such securities have been registered under the 1933 Act and applicable state securities laws or are exempt from registration thereunder.

4.2 Subject to Section 12.2 hereof, each of the Vendors severally warrants and represents as follows with the intent that SSPI will rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein that:

      (a) the Vendors' Interests, taken together represent a 62.963% membership interest in the Company

      (b) with the exception of this Agreement, no party has any agreement, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement:

            (i) to require the Company to admit such party as a member of the Company; or

            (ii) to require the Company to convert or exchange any securities into a membership interest in the Company; or

            (iii) to purchase or otherwise acquire any membership interest in the Company;

      (c) the Vendor does not have any specific information relating to the Company which is not generally known and which, to the knowledge of the Vendor, has not been disclosed to SSPI and which if known could reasonably be expected to have a materially adverse effect on the value of the Vendor's Interest;

      (d) the Company is duly formed, validly existing and in good standing under the laws of the State of Oklahoma;

      (e) to the Vendors' knowledge, the limited liability company agreement of the Company dated December 8, 1993, as amended, attached as Schedule "F" hereto remains in full force and effect and has not been amended or modified except or set forth in schedule "F";

      (f) to the Vendor's knowledge, the managers of the Company are as described in Schedule "E" and there are no officers of the Company;

      (g) to the Vendor's knowledge, the Company is duly registered to carry on business in all jurisdictions in which the Company carries on business except where the failure to so register would not have a Material Adverse Effect on the Company;

      (h) to the Vendor's knowledge, the Company has the power, authority and capacity to carry on its business as presently conducted by it;

      (i) the Company holds a 25.38% participating interest under the Association Contracts free and clear of all Liens and the Company has no other material assets;

      (j) the Company carries on no business other than holding the 25.38% participating interest under the Association Contracts;

      (k) to the Vendor's knowledge, the Company holds all licences and permits required for the conduct in the ordinary course of its business as presently conducted by it and all such licences and permits are in good standing and the conduct and uses of the same by the Company are in compliance with all laws, and other restrictions, rules, regulations and ordinances applicable to the Company and its business, save and except for breaches which do not have a Material Adverse Effect on the Company or its business as presently conducted and with the exception that no such representation and warranty is given with respect to any permit, consent, licence, contract or authority granted under or in connection with the Association Contracts;

      (l) the making of this Agreement and the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof will not:

            (i) conflict with or result in a breach of or violate any of the terms, conditions, or provisions of the constating documents of the Company;

            (ii) to the Vendor's knowledge, conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which the Company or the Vendor is subject or constitute or result in a default under any agreement, contract or commitment to which the Company or the Vendor is a party;

            (iii) to the Vendor's knowledge, give to any person any remedy, cause of action, right of termination, cancellation or acceleration in or with respect to any understanding, agreement, contract, or commitment, written, oral or implied, to which the Company is a party with the written exception that no such representation and warranty is made with respect to the Association Contracts;

            (iv) to the Vendor's knowledge, give to any government or governmental authority including any governmental department, commission, bureau, board, or administrative agency any right of termination, cancellation, or suspension of, or constitute a breach of or result in a default under any permit, license, control, or authority issued to the Company and which is necessary or desirable in connection with the conduct and operation of the businesses currently conducted by the Company with the exception that no such representation and warranty is given with respect to any permit, consent, license, contract or authority granted under or in connection with the Association Contracts;

            (v) to the Vendor's knowledge, constitute a default by the Company or an event which, with the giving of notice or lapse of time or both, might constitute an event of default or non-observance under any agreement, contract, indenture or other instrument relating to any indebtedness of the Company which would give any party the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture, or other instrument with the exception that no such representatives and warranty is given with respect to any permit, licence, consent, contract or authority granted under or in connection with the Association Contracts;

            so as to have a Material Adverse Effect on the Company;

      (m) the Financial Statements were prepared on a cash basis in accordance with U.S. tax regulations applied on a basis consistent with prior years and are true and correct in every material respect;

      (n) to the Vendor's knowledge, there is no indebtedness of the Company, including to the Vendor which is not disclosed or reflected in the Company's Financial Statements other than as detailed in Schedule "D";

      (o) to the Vendor's knowledge, the Company has been assessed for income tax for all years to and including the most recent fiscal year end of the Company to which the Financial Statements are made up, and the Company has withheld and remitted to all applicable tax collecting authorities all amounts required to be remitted to all tax collecting authorities respecting payments to employees or to non-residents, or otherwise and has paid all instalments of corporate taxes due and payable as of the date hereof;

      (p) to the Vendor's knowledge, all tax returns and reports of the Company required by law to be filed prior to the date hereof including all income tax returns and all other corporate tax returns required to be filed with any governmental taxing authority or board have been filed and are true, complete and correct, and all taxes and other government charges including all income, excise, sales, business and property taxes and other rates, charges, assessment, levies, duties, taxes, contributions, fees and licenses required to be paid have been paid, and if not required to be paid as at the date hereof, have been accrued in the Financial Statements;

      (q) to the Vendor's knowledge, adequate provision has been made for taxes payable by the Company which are not yet due and payable and there are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment or re-assessment of any tax return by any taxing authority or for the filing of any tax return by or payment of any tax, governmental charge or deficiency by the Company, and to the knowledge of the Vendor, there are no contingent tax liabilities or any grounds which would prompt a re-assessment;

      (r) to the Vendor's knowledge, no authorization, approval, order, license, permit or consent of any governmental authority, regulatory body or court, and no registration, declaration or filing by the Vendor or the Company with any such governmental authority, regulatory body or court remains outstanding in order for the Vendor to complete the within purchase and sale, to duly perform and observe the terms and provisions of this Agreement, and to render this Agreement legal, valid, binding and enforceable in accordance with its terms with the exception that no representation and warranty is given as to any authorizations, approvals, order, licences, permits or consents granted under or in connection with the Association Contracts;

      (s)   (i)   to the Vendor's knowledge, the business of the Company as
                  currently carried on by it complies with all applicable laws, judgments, decrees, orders, injunctions, rules, statutes and regulations of all courts, arbitrators or governmental authorities, including all environmental, health and safety statutes and regulations except where the failure to comply would not have a Material Adverse Effect on the Company;

            (ii) to the Vendor's knowledge, the Company's business, assets or properties are not subject to any judicial or administrative proceeding alleging the violation of any applicable environmental, health or safety law, judgment, decree, order, injunction, rule, statute or regulation except where such proceeding would not have a Material Adverse Effect on the Company;

      (t) to the Vendor's knowledge, since the date of the Company's most recent Financial Statements there has not been any occurrence or event which has had, or might reasonably be expected to have, a Material Adverse Effect on the business of the Company as currently carried on or the results of its operations;

      (u) to the Vendor's knowledge, other than as disclosed in Schedule "G" hereto, the Company does not have any material contract, agreement, undertaking or arrangement, whether oral, written or implied, which cannot be terminated on not more than one month's notice and the Company does not have any outstanding material agreements, contracts or commitments (whether written or oral) whatsoever relating to or affecting the conduct of its business as currently carried on or any of its assets or for the purchase, sale or lease of its assets with the exception of this Agreement;

      (v) there are no actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of the Vendor threatened against or affecting the Company at law or in equity or before or by any court or federal, state, municipal or other governmental authority, department, commission, board, tribunal, bureau or agency and the Company is not a party to or threatened with any litigation which in either case would have a Material Adverse Effect on the Company;

      (w)   [intentionally left blank]

      (x) the Company has not guaranteed, or agreed to guarantee, any indebtedness or other obligation of any party except in the ordinary course of its business and, except as described in the Financial Statements and under the Association Contracts;

      (y)   the Company has no employees;

      (z)   since the date of the most recent Financial Statements:

            (i) no dividends of any kind or other distribution on any membership interest in the Company has been declared or paid by the Company;

            (ii) except as required under the Association Contracts, no single capital expenditure or commitment therefor has been made by the Company other than as previously disclosed in writing to SSPI; and

            (iii) the Company has not increased the pay of or paid or agreed to pay any pension, bonus, share of profits or other similar benefit to or for the benefit of any agent of the Company, except increases in the normal course of business.

5. SSPI'S WARRANTIES AND REPRESENTATIONS

5.1 SSPI warrants and represents to the Vendors, with the intent that the Vendors will rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein, that on the date hereof:

      (a) SSPI has been duly and validly incorporated and is a validly existing corporation in good standing under the laws of the Province of British Columbia, with all necessary power, authority and capacity to own its property and assets and carry on its business as presently carried on by it and to complete the transactions provided for herein;

      (b) SSPI is a reporting issuer in good standing under the securities laws of Ontario and Alberta and, since March 31, 1996, no material change relating to SSPI has occurred with respect to which the requisite material change report has not been filed under the applicable securities laws in Ontario and Alberta and no such disclosure has been made on a confidential basis;

      (c) SSPI is not a reporting issuer under the securities laws of any other province, state, country or other jurisdiction;

      (d) SSPI has full corporate power and authority to issue the SSPI Special Warrants and the SSPI Shares upon the exercise of the SSPI Special Warrants; the SSPI Special Warrants have been duly and validly created, authorized, allotted and issued, the SSPI Shares issuable upon exercise of the SSPI Special Warrants have been duly and validly authorized, allotted and reserved for issuance upon such exercise and will, upon exercise in accordance with the terms of the Indenture, be duly and validly issued as fully paid and non-assessable shares;

      (e) the authorized capital of SSPI consists of 100,000,000 common shares without par value and 10,000,000 Class "A" preferred shares without par value of which 12,995,463 common shares (and no Class "A" preferred shares with the exception of the SSPI Class "A" Series I preferred shares issued under the GHK Agreement) are issued and outstanding as at the date hereof; a further 1,085,000 common shares are reserved for issuance pursuant to the exercise of incentive stock options; and a further 3,000,000 common shares are reserved for issuance pursuant to the exercise of special warrants previously issued by way of a private placement; as a result of which the total issued and outstanding share capital of SSPI on a fully diluted basis is 17,080,463;

      (f) all alterations to the constating documents of SSPI since its incorporation has been duly approved by the shareholders of SSPI and registered with the appropriate authorities;

      (g) SSPI is duly registered to carry on business in all jurisdictions in which it carries on business except where the failure to register would not have a Material Adverse Effect on the condition (financial or otherwise) business, properties, prospects or net worth of SSPI;

      (h) SSPI has full corporate power and authority to enter into this Agreement and the Indenture and to perform its obligations set out herein and therein, and the Agreement and the Indenture have been duly authorized, executed and delivered by SSPI and constitute legal, valid and binding obligations of SSPI enforceable in accordance with their terms;

      (i) SSPI has the power, authority and capacity to carry on its business as presently conducted by it;

      (j) SSPI is not in default or breach of, and the execution and delivery of this Agreement or the Indenture by SSPI and the performance of the transactions contemplated thereby will not result in a breach of, and do not create a state of facts which, after notice or lapse of time or both, will result in a breach of, and do not and will not conflict with, any of the terms, conditions or provisions of the constating documents, resolutions or by-laws of SSPI;

      (k) SSPI holds all licenses and permits required for the conduct in the ordinary course of its business as presently conducted by it and all such licenses and permits are in good standing and the conduct and uses of the same by it are in compliance with all laws and other restrictions, rules, regulations and ordinances applicable to it and its business, save and except for breaches which do not have a Material Adverse Effect on SSPI, or its business as currently conducted, and neither the execution and delivery of this Agreement or the Indenture nor the completion of the purchase and sale hereby will give any person the right to terminate the said licenses or permits or affect such compliance;

      (l) SSPI has the right, power and authority to direct the transfer of the Vendors' Interests to SSPC and SSPC has the right, power and authority to receive same, and neither such direction nor reception of the Vendors' Interests gives rise to any liability under taxation or other laws;

      (m) SSPI has obtained all consents and approvals required to complete the transactions contemplated herein in accordance with the terms and conditions hereof;

      (n) the making of this Agreement and the Indenture and the completion of the transactions contemplated hereby and thereby and the performance of and compliance with the terms hereof and thereof do not and will not:

            (i) conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which SSPI is subject;

            (ii) give to any person any right, remedy, cause of action, right of termination, cancellation or acceleration in or with respect to any understanding, agreement, contract, or commitment, written, oral or implied to which SSPI or any predecessor or shareholder thereof is or was a party;

            (iii) give to any government or governmental authority including any governmental department, commission, bureau, board, or administrative agency any right of termination, cancellation, or suspension of, or constitute a breach of or result in a default under any permit, license, control, or authority issued to SSPI and which is necessary or desirable in connection with the conduct and operation of the business currently conducted by SSPI;

            (iv) constitute a default by SSPI or an event which, with the giving of notice or lapse of time or both, might constitute an event of default or non-observance under any agreement, contract, indenture or other instrument relating to any indebtedness of SSPI which would give any person the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture, or other instrument;

            such that there would be a Material Adverse Effect on it;

      (o) SSPI and its subsidiaries are the beneficial owners of or have the right to acquire the interests in the properties, business and assets referred to in the Public Record, which interests in the properties, business and assets represent all interests of SSPI and its subsidiaries in any properties, business or assets and any and all agreements pursuant to which SSPI or its subsidiaries hold or will hold any such interest in property, business or assets are in good standing in all material respects according to their terms, and the properties are in good standing in all material respects under the applicable statues and regulations of the jurisdictions in which they are situated;

      (p) the Public Record is in all material respects accurate and omits no facts, the omission of which makes the Public Record, or any particulars therein, misleading or incorrect, as at the date they were made;

      (q) SSPI is not party to and has not granted and no person has any agreement, warrant, option, right or privilege, consensual or arising by law, present or future, contingent or absolute, capable of becoming an agreement, warrant, option, right or privilege for the creation, purchase, acquisition, subscription, issuance or allotment of any shares of SSPI or securities convertible into or exchangeable for shares of SSPI or to convert or exchange any securities into or for shares of SSPI, or to require SSPI to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital except as disclosed in the Public Record or as contemplated hereunder;

      (r) no judgments, investigations, actions, suits, inquiries or proceedings are outstanding or pending or, to the knowledge of SSPI, are contemplated or threatened to which SSPI or its subsidiaries is a party or to which the property of SSPI or its subsidiaries is subject at law or in equity that would have a Material Adverse Effect on the business, operations, condition (financial or otherwise) of SSPI and its subsidiaries, on a consolidated basis;

      (s) the SSPI Financial Statements were prepared in accordance with Canadian general accepted accounting principles applied on a basis consistent with prior years (in respect of any predecessors of SSPI) and are true and correct in every material respect and present fairly and accurately the financial condition and position of SSPI and it subsidiaries as at the dates set out therein and the results of its operations and the changes in its financial position for the periods then ended, in accordance with Canadian generally accepted accounting principles;

      (t) except as disclosed in the Public Record, there has not been any material change in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of SSPI and its subsidiaries, on a consolidated basis, as set forth in the SSPI Financial Statements and there has not been any material adverse change in the business, operations or condition (financial or otherwise) or results of the operations of SSPI and its subsidiaries, on a consolidated basis, since June 30, 1996 and since that date there have been no material facts, transactions, events or occurrences which could have a Material Adverse Effect on the business of SSPI and its subsidiaries, on a consolidated basis;

      (u) none of SSPI's or any of its subsidiaries' businesses, assets or properties are subject to any judicial or administrative proceeding alleging the violation of any applicable law, judgment, decree, order, injunction, rule, statute or regulation except where such violation would not have a Material Adverse Effect on SSPI or its subsidiaries;

      (v) except as disclosed in Schedule "G", neither SSPI nor any of its subsidiaries has any material contract, agreement, undertaking or arrangement, whether oral, written or implied, which cannot be terminated on not more than one month's notice and neither SSPI nor any of its subsidiaries has any outstanding material agreements, contracts or commitments (whether written or oral) whatsoever relating to or affecting the conduct of their businesses as currently carried on or any of their assets or for the purchase, sale or lease of any of their assets with the exception of this Agreement;

      (w) each of SSPI and its subsidiaries has been assessed for income tax for all years to and including the fiscal year of each of SSPI and its subsidiaries ended on December 31, 1995, and each of SSPI and its subsidiaries has withheld and remitted to all applicable tax collecting authorities all amounts required to be remitted to all tax collecting authorities respecting payments to employees or to non-residents, or otherwise and has paid all instalments or corporate taxes due and payable as of the date hereof;

      (x) all tax returns and reports of each of SSPI and its subsidiaries required by law to be filed prior to the date hereof including all income tax returns and all other corporate tax returns required to be filed with any governmental taxing authority or board have been filed and are true, complete and correct, and all taxes and other government charges including all income, excise, sales, business and property taxes and other rates, charges, assessment, levies, duties taxes, contributions, fees, licenses, interest and penalties required to be paid have been paid, and if not required to be paid as at the date hereof, have been accrued in the SSPI Financial Statements;

      (y) adequate provision has been made for taxes payable by each of SSPI and its subsidiaries which are not yet due and payable and there are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment or reassessment of any taxing authority or board or the filing of any tax return by or payment of any tax, governmental charge or deficiency by any of SSPI or its subsidiaries, and there are no contingent tax liabilities or any grounds which would prompt a re-assessment, including aggressive treatment of income and expenses in filing earlier tax returns;

      (z) no authorization, approval, order, license, permit or consent of any governmental authority, regulatory body or court, and no registration, declaration or filing by SSPI with any such governmental authority, regulatory body or court is required in order for SSPI to complete the within purchase and sale, to duly perform and observe the terms and provisions of this Agreement and to render this Agreement legal, valid, binding and enforceable in accordance with its terms;

      (aa) SSPI has not guaranteed or agreed to guarantee any indebtedness or other obligation of any party except as described in the SSPI Financial Statements;

      (ab) no order ceasing or suspending trading in securities of SSPI or prohibiting the sale of securities by SSPI has been issued and no proceedings for this purpose have been instituted, are pending, contemplated or threatened;

      (ac) SSPI has not, directly or indirectly, declared or paid any dividend or declared or made any other distribution on any of its shares or securities of any class, or, directly or indirectly, redeemed, purchased or otherwise acquired any of its shares or securities or agreed to do any of the foregoing;

      (ad) since June 30, 1996, there has not been any occurrence or event which has had, or might reasonably be expected to have, a Material Adverse Effect on the business of SSPI as currently carried on or the results of its operations;

      (ae) SSPI has not increased the pay of or paid or agreed to pay any pension, bonus, share of profits or other similar benefit of any individual named on the "Summary Compensation Table" in the Management Information
            Circular of SSPI as at May 8, 1996;

      (af) since June 30, 1996, no single capital expenditure or commitment therefor has been made by SSPI other than as previously disclosed in writing to the Vendor;

      (ag) there is not, in the constating documents or by-laws of SSPI or in any agreement, mortgage, note, debenture, indenture or other instrument or document to which SSPI is a party, any restriction upon or impediment to the declaration or payment of dividends by the directors of SSPI or the payment of dividends by SSPI to the holders of its common shares;

      (ah)  SSPI is not:

            (i) in breach of any of the terms, covenants, conditions or provisions of, is in default under, or has done or omitted to do anything which, with the giving of notice or lapse of time or both, would constitute a breach of or a default under any contract to which it is a party;

            (ii) in violation of nor are any present uses by SSPI of any of its assets in violation of or contravention of any applicable law, statute, order, rule or regulation;

            (iii) in breach or default under any judgment, injunction or other order or aware of any judicial, administration, governmental, or other authority or arbitrator by which SSPI is bound or to which SSPI or any of its assets are subject except where such breach or violation would not have a Material Adverse Effect;

      (ai) Montreal Trust Company at its office in Calgary, Alberta has been duly appointed as the transfer agent and registrar for all of the outstanding common shares of SSPI;

      (aj) each of the material contracts referred to in the Public Record to which SSPI or its subsidiaries is a party has been duly authorized, executed and delivered by the parties thereto and is a legal, valid and binding obligation of the parties thereto enforceable in accordance with their respective terms; and

      (ak) SSPI is not a non-resident of Canada for the purposes of section 116 of the INCOME TAX ACT (Canada).

6.          COVENANTS OF THE VENDORS

6.1         Each of the Vendors shall:

      (a) duly and punctually perform all the obligations to be performed by him, her or it under this Agreement; and

      (b) execute all such documents and do all such things as shall be reasonably necessary to give full effect to this Agreement.

7.          COVENANTS OF SSPI

7.1         SSPI shall:

      (a) use its best efforts to file the Preliminary Prospectus within two weeks of the Closing Date and to obtain a receipt for the Final Prospectus by September 30, 1996;

      (b) use its best efforts to obtain a listing of SSPI's common shares on a stock exchange recognized under the INCOME TAX ACT (Canada) by September 30, 1996;

      (c) ensure that at the respective times of filing and at all times subsequent to the filing thereof during the distribution of the SSPI Shares, the Preliminary Prospectus, and the Final Prospectus will fully comply with the requirements of applicable securities legislation;

      (d) duly and punctually perform all the obligations to be performed by it under this Agreement, and cause SSPI to duly and punctually perform all the obligations to be performed by it under this Agreement;

      (e) execute all such documents and shall do all such things as shall be reasonably necessary to give full effect to this Agreement;

8. NON-MERGER

8.1 The representations, warranties, covenants and agreements of the Vendor contained herein and those contained in the documents and instruments delivered pursuant hereto will survive the Closing Date for a period of one year from the date hereof, and notwithstanding the completion of the transactions herein contemplated, the waiver of any condition contained herein (unless such waiver expressly releases the Vendor of such representation, warranty, covenant or agreement), or any investigation by SSPI, the same will remain in full force and effect during that period.

8.2 The representations, warranties, covenants and agreements of SSPI contained herein and those contained in the documents and instruments delivered pursuant hereto will survive the Closing Date for a period of one year, and notwithstanding the completion of the transactions herein contemplated, the waiver of any condition contained herein (unless such waiver expressly releases SSPI of such representation, warranty, covenant or agreement), or any investigation by the Vendor, the same will remain in full force and effect during that period.

9. CONDITIONS PRECEDENT

9.1 The obligations of SSPI to consummate the transactions herein contemplated are subject to the fulfilment of each of the following conditions at the times stipulated:

      (a) the representations and warranties of Hefner in Section 3 and the representations and warranties of the Vendors contained in Section 4 are true and correct in all respects;

      (b) all covenants, agreements and obligations hereunder on the part of the Vendors to be performed or complied with at or prior to the Closing, including the Vendors' obligations to deliver the documents and instruments herein provided for, shall have been performed and complied with at and as of the Closing;

      (c) all contracts, other than as detailed in Schedule "G", shall have been terminated without further obligation to the Company;

      (d) the Vendors shall have entered into the Escrow Agreement and shall have executed all such other documents as may be required by the Ontario Securities Commission providing for restrictions on the resale of the SSPI Special Warrants and the SSPI Shares; and

      (e) the Esmeralda Agreement and the GHK Agreement shall have been executed by all parties thereto, and all conditions precedent to the consummation of the transactions contemplated therein for the benefit of SSPI shall have been satisfied or waived.

9.2 The conditions set forth in Section 9.1 are for the exclusive benefit of SSPI and may be waived by SSPI in writing in whole or in part at any time.

9.3 The obligations of the Vendors to consummate the transactions herein contemplated are subject to the fulfilment of each of the following conditions:

      (a) the representations and warranties of SSPI contained herein are true and correct in all material respects; and

      (b) all covenants, agreements and obligations hereunder on the part of SSPI to be performed or complied with at or prior to the Closing, including SSPI's obligations to deliver the documents and instruments herein provided for, shall have been performed and complied with as at the Closing;

      (c) the terms of any escrow restrictions imposed by the Ontario Securities Commission with respect to the resale of the SSPI Special Warrants and the SSPI Shares shall be acceptable to the Vendors;

      (d) SSPI shall have executed the Management Contract, the Registration Rights Agreement, the GHK Agreement and the Esmeralda Agreement.

9.4 The conditions set forth in Section 9.3 are for the exclusive benefit of the Vendor and may be waived by the Vendor in whole or in part at any time.

9.5 The obligations of the Vendor and SSPI to complete and give effect to the transactions herein contemplated are further subject to the due execution of the Closing Certificate by or on behalf of all parties whose execution is provided for therein.

10. TRANSACTIONS OF THE VENDORS AT THE CLOSING

10.1 At the Closing, the Vendors will execute and deliver or cause to be executed and delivered all documents, instruments, resolutions and certificates as are necessary to effectively transfer the Vendors' Interests to SSPC, free and clear of all Liens, including:

      (a) such documents and consents as are required under the Limited Liability Company agreement to effect the transfers of the Vendors' Interests;

      (b) documents as are required to evidence the admission of SSPC as a member of the Company;

      (c)   resignations in writing of all the managers of the Company;

      (d)   all records and books of account of the Company;

      (e) the Escrow Agreement duly executed by each of the Vendors together with duly executed copies of such other documents as may be required under Section 9.1(d) of this Agreement;

      (f) a closing Warranty and Certificate from each of the Vendors confirming that the conditions to be satisfied by the Vendors unless waived, set out in Section 9.1 and this Section 10.1 have been satisfied at the Closing;

      (g) a legal opinion from counsel to the Company addressed to SSPI in form satisfactory to SSPI; and

      (h) all such other documents and instruments as SSPI may reasonably require including but not limited to all accounting information, vouchers, receipts, accounting entries and diaries of the Company.

11. TRANSACTIONS OF SSPI AT THE CLOSING

11.1 At the Closing, SSPI will deliver or cause to be executed and delivered all documents, instruments, resolutions and share certificates as are necessary to effectively transfer the SSPI Special Warrants to the Vendors, free and clear of all Liens, including:

      (a) certified copies of resolutions of the directors of SSPI authorizing the entering into of this Agreement and the carrying out of the transactions contemplated herein and certified copies of resolutions of the directors of SSPI authorizing the issuance of SSPI Special Warrants and the SSPI Shares;

      (b) duly issued special warrant certificates representing the SSPI Special Warrants in the names of the Vendors as provided in Section
            2.3 hereof;

      (c) a Closing Warranty and Certificate from SSPI confirming that the conditions to be satisfied by SSPI, unless waived, set out in
            Section 9.3 have been satisfied at the Closing;

      (d) a legal opinion from counsel to SSPI and SSPC addressed to the Vendor and in form satisfactory to the Vendor;

      (e)   the Management Contract duly executed by SSPI;

      (f)   the Registration Rights Agreement duly executed by SSPI; and

      (g) all such other documents and instruments as the Vendor may reasonably require with respect to SSPI, including but not limited to:

            (i)   a draft form of the Preliminary Prospectus;

            (ii) a letter from counsel to SSPI advising of the status of SSPI's application to list its common shares on the Alberta Stock Exchange; and

            (iii) a letter from SSPI and Yorkton Securities Inc. discussing the plans of Yorkton Securities Inc. to carry out a private placement for SSPI.

12. INDEMNITY AND POSTCLOSING ADJUSTMENTS

12.1 Subject to Section 12.2 herein, each of the Vendors will indemnify and hold harmless SSPI from and against:

      (a) any and all losses, damages or deficiencies resulting from any misrepresentation, breach of warranty or non-fulfilment of any covenant on the part of such Vendor under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to SSPI hereunder;

      (b) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing; and

and if any action or claim shall be asserted against SSPI in respect of which indemnity may be sought hereunder, SSPI shall promptly notify the appropriate Vendors in writing and the appropriate Vendors shall assume the defence thereof at their expense through legal counsel acceptable to SSPI. No party shall effect a settlement of such action or claim without the written consent of the other party, such consent not to be unreasonably withheld or delayed.

12.2 The maximum extent of the liability of each of the Vendors for all claims individually or in the aggregate under Section 12.1 herein (with the exception of liability arising directly or indirectly by reason of a misrepresentation or breach of warranty as it relates to the representations and warranties contained in Section 4.1) shall be limited in the aggregate to the market value, as at the date of a claim for indemnity, of the SSPI Special Warrants or SSPI shares of such Vendor, as the case may be, acquired pursuant to this Agreement and then held subject to the Escrow Agreement as at such date, and the Vendors shall have no further personal liability to SSPI in this regard.

12.3 In circumstances where more than one Vendor is liable under Section 12.1 as a result of a misrepresentation or breach of warranty contained in Section 4.2, the liability of such Vendors shall be apportioned such that each Vendor who is liable bears that Portion of the entire such liability, limited in the aggregate as stated in Section 12.2, as is equal to the percentage of the total number of SSPI Special Warrants issued under this Agreement as are acquired by such Vendor pursuant to this Agreement in relation to the total number of Special Warrants acquired by all the Vendors who are liable.

12.4 Subject to the maximum limit on liability in Section 12.2, each Vendor can satisfy any liability referred to in Section 12.2 and Section 12.3 herein by either paying the amount thereof to SSPI or surrendering or causing to be surrendered to SSPI such of the Vendor's SSPI Special Warrants or SSPI Shares or the rights thereto then held subject to the Escrow Agreement as at the date of receipt of a claim for indemnity as have a market value equal to the amount of the liability.

12.5 In circumstances where a Vendor is liable under Section 12.1 in respect of a misrepresentation or breach of warranty as it relates to a representation or warranty contained in Section 4.1, SSPI agrees that it shall first exhaust recourse against the SSPI Special Warrants or SSPI Shares of such Vendor, as the case may be, then held subject to the Escrow Agreement, to satisfy such liability in which case the provisions of Section 12.4 apply mutatis mutandis, and SSPI will only further seek recourse against such Vendor generally in circumstances where the market value of such SSPI Special Warrants or SSPI Shares, as the case may be, is not sufficient to satisfy such liability under
Section 12.1.

12.6 For the purposes of Section 12.2 and Section 12.4 herein the "market value" of the SSPI Special Warrants or SSPI shares or the rights thereto shall be deemed to be equal to the weighted average of the closing prices at which SSPI's common shares have traded on the Alberta Stock Exchange or, if such shares are not then listed on the Alberta Stock Exchange, on such stock exchange or electronic trading facility on which the shares then trade as may be selected by the board of directors of SSPI, during the 20 most recent trading days ending on the trading day immediately prior to the date of a claim for indemnity.

12.7 The provisions of this Section 12 and apply mutatis mutandis to Hefner with respect to any misrepresentation or breach of warranty on the part of Hefner under this Agreement.

12.8 SSPI will indemnify and hold harmless the Vendors from and against:

      (a) any and all losses, damages or deficiencies resulting from any misrepresentation, breach of warranty or non-fulfilment of any covenant on the part of SSPI under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Vendors hereunder; and

      (b) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing;

and if any action or claim shall be asserted against the Vendors in respect of which indemnity may be sought hereunder, the Vendors shall notify SSPI in writing and SSPI shall assume the defence thereof at its expense through legal counsel acceptable to the Vendors. No party shall effect a settlement of such action or claim without the written consent of the other party, such consent not to be unreasonably withheld or delayed.

12.9 SSPI shall bear the costs relating to the test procedures in respect of the El Segundo No. 1 well as detailed in Schedule "J". To the extent such costs exceed the amounts set forth in Schedule "J", the Vendors, together with the vendors under the Esmeralda Agreement and GHK Agreement, shall reimburse SSPI for the excess pursuant to Section 12.10 hereof.

12.10 If the costs relating to the test procedures in respsct of El Segundo No
1 well exceed the amounts set forth in Schedule "J", GHK Company Colombia shall submit invoices to the Manager (as defined in the Management Contract), SSPI and the Vendors in respect of such excess amounts within 90 days of the date hereof. Once satisfied that such invoices accurately reflect actual costs incurred in respect of the test procedures, the Vendors shall within 30 days after such 90-day period pay to the Manager, and direct the Manager to pay to SSPI, a portion of such costs equivalent to their pro rata share of the aggregate number of warrants and preference shares in SSPI issued to the Vendors under this Agreement and the vendors under the Esmeralda Agreement and the GHK Agreement.

12.11 The Vendors shall be entitled to a portion, equivalent to their pro rata share of the aggregate number of warrants and preference shares in SSPI issued to the Vendors under this Agreement and the vendors under the Esmeralda Agreement and the GHK Agreement, of any revenues generated by the production or sale of oil produced from El Segundo No. 1 well prior to the Closing. The Vendors shall be entitled to require from GHK Company Colombia an accounting of any such revenues within 90 days of the date hereof and SSPI shall within 30 days after such 90-day period pay to the Vendors the portion of such proceeds set forth in this Section 12.11.

13. ISSUANCE OF SSPI SHARES

13.1 The Vendors hereby irrevocably direct SSPI to deliver such of the SSPI shares as are issuable upon the exercise of the SSPI Special Warrants held by Montreal Trust under the terms of the Escrow Agreement to Montreal Trust to be held under the terms of the Escrow Agreement.

14. RIGHT OF RESCISSION

14.1 SSPI shall have the right to rescind this Agreement in circumstances where any approvals which are required to be obtained by the parties hereto under the Association Contracts are not obtained.

15. COUNTERPARTS

15.1 This Agreement may be executed in any number of facsimile counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same document.

16. TIME OF THE ESSENCE

16.1 Time is of the essence of this Agreement.

17. ENTIRE AGREEMENT

17.1 This Agreement, together with the agreements and documents provided for herein, contains the entire agreement between the parties hereto in respect of the purchase and sale of the Vendors' Interests and there are no warranties, representations, terms, conditions or collateral agreements, express or implied, other than expressly set forth or provided for in this Agreement.

18. FURTHER ASSURANCES

18.1 The parties will execute and deliver such further documents and instruments and do all such acts and things as may be reasonably necessary or requisite to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated by this Agreement, and the parties will cooperate in respect of any requirement to file an application with Investment Canada.

19. SUCCESSORS AND ASSIGNS

19.1 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

20. NOTICE

20.1 Any notice required or permitted to be given under this Agreement will be validly given if in writing and delivered or sent by pre-paid registered mail, to the following addresses:

      (a)   If to the Vendors:

                  c/o Robert A. Hefner III
                  2121 Kirby Drive, #65E
                  Houston, Texas 77019
                  U.S.A.

      (b)   If to SSPI and SSPC:

                  SEVEN SEAS PETROLEUM INC.
                  Suite 960 - 1900 Post Oak Boulevard
                  Houston, Texas  77056
                  U.S.A.
                  Attention:  Timothy Stephens

or to such other address as any Party may specify by notice in writing to the other.

20.2 Any notice delivered on a business day will be deemed conclusively to have been effectively given on the date notice was delivered.

20.3 Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

21. VENDORS' NOMINEES

21.1 The Vendors or any of them may, without SSPI's consent, elect to nominate a company or other legal entity, including a company which may be hereafter incorporated, to be the recipient of all or any part of the SSPI Special Warrants which are to be issued by SSPI and to which the Vendor shall be entitled pursuant to Section 2.3 herein. Such nomination will not take effect until communication thereof to SSPI, or to SSPI's solicitors. Once such communication has been made, the nominee elected by such Vendor will be deemed to be such Vendor hereunder for purposes of receiving the applicable SSPI Special Warrants and for all purposes after the Closing Date, but the Vendor will in no way be released from its representations, warranties and obligations hereunder despite the election or appointment of a nominee.

22. PROPER LAW

22.1 This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and the parties will attorn to the Courts thereof.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed and delivered this 26th day of July, 1996.


SIGNED, SEALED AND DELIVERED on              )
behalf of BREENE M. KERR by his lawful       )
attorney Robert A. Hefner, III in the        )
presence of:                                 )
                                             )
--------------------------------------       )  -------------------------------
Signature                                    )  BREENE M. KERR, by his attorney
--------------------------------------       )  Robert A. Hefner, III
Print Name                                   )
--------------------------------------       )
Address                                      )
--------------------------------------       )
                                             )
--------------------------------------       )
Occupation                                   )

PETROLEUM PROPERTIES
MANAGEMENT CO. by its lawful attorney
Robert A. Hefner, III

Per:  _________________________________
      Authorized Signatory

SIGNED, SEALED AND DELIVERED on           )
behalf of GWEN D. SHARP by her lawful     )
attorney Robert A. Hefner, III in the     )
presence of:                              )
                                          )
--------------------------------------    )     -------------------------------
Signature                                 )     GWEN D. SHARP, by her attorney
--------------------------------------    )     Robert A. Hefner, III
Print Name                                )
--------------------------------------    )
Address                                   )
--------------------------------------    )
                                          )
--------------------------------------    )
Occupation                                )

SIGNED, SEALED AND DELIVERED on behalf    )
of MARK THOMSON BT by his lawful attorney )
Robert A. Hefner, III in the presence of: )
                                          )
--------------------------------------    )
Signature                                 )     -------------------------------
--------------------------------------    )     MARK THOMSON BT, by his
Print Name                                )     attorney Robert A. Hefner, III
--------------------------------------    )
Address                                   )
--------------------------------------    )
                                          )
--------------------------------------    )
Occupation                                )
                                          )

SIGNED, SEALED AND DELIVERED on           )
behalf of CHARLES B. ISRAEL by his        )
lawful attorney Robert A. Hefner, III     )
in the presence of:                       )
                                          )
--------------------------------------    )     -------------------------------
Signature                                 )     CHARLES B. ISRAEL, by his
--------------------------------------    )     attorney Robert A. Hefner, III
Print Name                                )
--------------------------------------    )
Address                                   )
--------------------------------------    )
                                          )
--------------------------------------    )
Occupation                                )


SIGNED, SEALED AND DELIVERED on           )
behalf of JUSTIN B. ISRAEL by his         )
lawful attorney Robert A. Hefner, III     )
in the presence of:                       )
                                          )
--------------------------------------    )    -------------------------------
Signature                                 )    JUSTIN B. ISRAEL, by his attorney
--------------------------------------    )    Robert A. Hefner, III
Print Name                                )
--------------------------------------    )
Address                                   )
--------------------------------------    )
                                          )
--------------------------------------    )
Occupation                                )


SEVEN SEAS PETROLEUM INC.

Per:  _________________________________
      Authorized Signatory


SEVEN SEAS PETROLEUM COLOMBIA INC.

Per:  _________________________________
      Authorized Signatory

SIGNED, SEALED AND DELIVERED by           )
ROBERT A. HEFNER, III in the presence of: )
                                          )
--------------------------------------    )
Signature                                 )
--------------------------------------    )     -------------------------------
Print Name                                )     ROBERT A. HEFNER, III
--------------------------------------    )
Address                                   )
--------------------------------------    )
                                          )
--------------------------------------    )
Occupation                                )


This is page 32 of an Agreement dated the 26th day of July, 1996 between BREENE
M. KERR, PETROLEUM PROPERTIES MANAGEMENT COMPANY, GWEN D. SHARP, MARK THOMSON BT., CHARLES B. ISRAEL, JUSTIN B. ISRAEL, ROBERT A. HEFNER, III, SEVEN SEAS PETROLEUM COLOMBIA INC. and SEVEN SEAS PETROLEUM INC.